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                                                                    EXHIBIT 10.1



                               ARTICLES OF MERGER

                                       OF

                             ACCESSPOINT CORPORATION

                                       AND

                            J.S.J. CAPITAL III, INC.



To the Secretary of State
State of Nevada


        Pursuant to the provisions of Chapter 92A, Nevada Revised Statutes, the constituent domestic corporations herein named do hereby submit the following Articles of Merger.


        1. The constituent domestic corporation herein named have adopted an Agreement and Plan of Merger for merging J.S.J. Capital III, Inc. ("J.S.J."), a business corporation organized under the laws of the State of Nevada, and the wholly owned subsidiary of Accesspoint Corporation ("Accesspoint), a business corporation organized under the laws of the State of Nevada, with and into its parent corporation Accesspoint. Said Agreement and Plan of Merger has been adopted by the Board of Directors of Accesspoint and by the Board of Directors of Yamahama's.

        2. J.S.J. is the wholly owned subsidiary of Accesspoint.

        3. Approval of the owners of the parent corporation, Accesspoint, was not required pursuant to the provisions of Chapter 92A, Nevada Revised Statutes.

        4. Accesspoint has waived in writing the mailing requirement of Nevada Revised Statute 92A.180 pertaining to the merger of subsidiary corporations into parent corporations.

        5. Accesspoint has in all respects complied with the provisions of Nevada Revised Statute 92A.180 pertaining to the merger of subsidiary corporations into parent corporations.

        6. The complete executed Agreement and Plan of Merger is on file at the registered office of Accesspoint.

        7. The merger herein provided for shall become effective on April 12, 2000.


Signed on April 11, 2000


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                           Accesspoint Corporation, a
                               Nevada Corporation


By: /s/ James W. Bentley
-------------------------------------
James W. Bentley,
President




By: /s/ Tom M. Djokovich
-------------------------------------
Tom M. Djokovich,
Secretary





                                  J.S.J. Capital III, Inc.,
                                  a Nevada Corporation



                                  By: /s/ Scott A. Deitler
                                  -------------------------------------
                                  Scott A. Deitler,
                                    President



                                  By: /s/ James W. Toot
                                  -------------------------------------
                                  James W. Toot,
                                    Secretary




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                      NOTARY JURATS


State of California   )
                      ) ss.
County of Orange      )


On April 12, 2000 , before me, Mary Ann Bentley, personally appeared James W. Bentley and Tom M. Djokovich, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

By: /s/ Mary Ann Bentley
-------------------------------------
Mary Ann Bentley,
Notary Public





State of Colorado     )
                      ) ss.
County of Jefferson   )


On April 12, 2000, before me, Jodie L. Ball, personally appeared Scott A. Deitler and James W. Toot, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ JODIE L. BALL
---------------------------
Notary Public


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